POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrell, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Jefferson Smurfit Corporation, as Registrant, to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                        /s/ G. Thompson Hutton
                                            G. Thompson Hutton

          December 27, 1994



                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrell, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Jefferson Smurfit Corporation, as Registrant, to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                        /s/ Michael W. J. Smurfit
                                            Michael W. J. Smurfit

          December 27, 1994



          POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrell, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Jefferson Smurfit Corporation, as Registrant, to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                        /s/ Howard E. Kilroy
                                            Howard E. Kilroy

          December 27, 1994



                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrell, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Jefferson Smurfit Corporation, as Registrant, to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                        /s/ Donald P. Brennan
                                            Donald P. Brennan

          December 27, 1994



                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrell, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Jefferson Smurfit Corporation, as Registrant, to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                        /s/ Alan E. Goldberg
                                            Alan E. Goldberg

          December 27, 1994



                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrell, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Jefferson Smurfit Corporation, as Registrant, to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                        /s/ David R. Ramsay
                                            David R. Ramsay

          December 27, 1994



                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrell, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Jefferson Smurfit Corporation, as Registrant, to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                        /s/ James E. Terrill
                                            James E. Terrill

          December 27, 1994



                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrell, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Jefferson Smurfit Corporation, as Registrant, to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                        /s/ John R. Funke
                                            John R. Funke

          December 27, 1994


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrell, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Jefferson Smurfit Corporation, as Registrant, to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                        /s/ James R. Thompson
                                            James R. Thompson

          December 27, 1994